Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of January, 2021.

GPM HP SCF INVESTOR, LLC
By:	GPM HP SCF MEMBER, LLC, its sole member
By:	Harvest Partners Structured Capital Fund, L.P., its managing member
By:	Harvest Partners Associates SCF, L.P., its general partner

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

GPM HP SCF MEMBER, LLC
By:	Harvest Partners Structured Capital Fund, L.P., its managing member
By:	Harvest Partners Associates SCF, L.P., its general partner

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HARVEST PARTNERS STRUCTURED CAPITAL FUND, L.P.
By:	Harvest Associates SCF, L.P., its general partner
By:	Harvest Associates SCF GP, L.P., its general partner

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HARVEST ASSOCIATES SCF, L.P.

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HARVEST ASSOCIATES SCF GP, L.P.
By:	Harvest Partners Holdings, LLC, its general partner

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HARVEST PARTNERS HOLDINGS, LLC

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HARVEST CAPITAL PARTNERS HOLDINGS, L.P.
By:	HP Holding, L.L.C., its general partner

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory

HP HOLDING, L.L.C.

By:	/s/ Michael DeFlorio
Name:	Michael DeFlorio
Title:	Authorized Signatory